UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 2, 2009

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	No. 001-11954 (Commission File Number)	No. 22-1657560 (IRS Employer Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-34482 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-99.1

Item 8.01 Other Events.
     On December 2, 2009, Vornado Realty Trust (“Vornado”) issued a press release announcing the completion of cash tender offers for any and all of its 3.625% Convertible Senior Debentures (CUSIP No. 929043AE7) (the “3.625% Debentures”) and its 2.85% Convertible Senior Debentures (CUSIP No. 929042AC3) (the “2.85% Debentures” and together with the 3.625% Debentures, the “Securities”), each of which are guaranteed by Vornado Realty L.P. (the “Operating Partnership”), the operating partnership through which Vornado conducts its business and holds substantially all of its assets. In accordance with the terms of the tender offers, Vornado accepted for payment $449,672,000 principal amount of its 3.625% Debentures (representing approximately 51% of the 3.625% Debentures outstanding prior to the tender offer) at a purchase price of $1,000 per $1,000 principal amount of such 3.625% Debentures, and $1,103,459,000 principal amount of its 2.85% Debentures (representing approximately 98% of the 2.85% Debentures outstanding prior to the tender offer) at a purchase price of $1,000 per $1,000 principal amount of such 2.85% Debentures, plus, with respect to each series of Securities, accrued and unpaid interest up to, but not including, December 2, 2009, the settlement date for the tender offers. Vornado paid for all of the Securities purchased pursuant to the tender offers with available cash received from the Operating Partnership. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     The press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell the Securities. The tender offers described above were made under the terms and subject to the conditions of the Offer to Purchase, dated November 2, 2009 and the related Letter of Transmittal. Copies of all the offering documents, including the Offer to Purchase and Letter of Transmittal, may be obtained free of charge, at the Securities and Exchange Commission’s website www.sec.gov.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibit.
     99.1 Press Release, dated December 2, 2009 (filed).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST (Registrant)
By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: December 2, 2009
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: December 2, 2009

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